                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                    FORM 8-K


                                 CURRENT REPORT

               Pursuant to Sections 13 of 15(d) of the Securities
                              Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               September 25, 1996



                          SYSTEMS OF EXCELLENCE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Florida                             0-20788                       65-0126945
--------------------------------------------------------------------------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                    Identification
incorporation)                                                      Number)


                             Tysons Dulles Plaza
            1420 Spring Hill Road, Suite 155, McLean, Virginia 22102
            --------------------------------------------------------
                    (Address of Principal Executive offices)


Registrant's telephone number, including area code:  (703) 734-9200


Registrant's Former Name or Address:       N/A

         ITEM 4.  Changes in Registrant's Certifying Accountant

         The information in this Item 4 and elsewhere in this Form 8-K is provided by Registrant's present management (see Items 5 and 6 below), and is based upon information obtained by present management as a result of diligent inquiry during the short time present management has been in place, from Registrant's records, and from accountants, counsel and others who were associated with Registrant from time to time during the periods referred to herein. Neither Registrant's President and Chief Executive Officer nor members of Registrant's current Board of Directors other than Mr. Ken Walther, who resigned as Registrant's President effective November 1, 1996, were affiliated with Registrant in such capacities prior to approximately October 24, 1996 and as a result, do not have personal knowledge of the events reported herein which occurred prior to that date.

         On or about September 18, 1996, confirmed by letter dated September 20, 1996, Weinberg, Pershes & Company, P.A. ("WPC") advised Registrant of the need to expand "significantly" the scope of its audit. WPC had been engaged as Registrant's Independent Certifying Accountant on or about July 2, 1996, to among other things, audit Registrant's balance sheet as of February 29, 1996 and Registrant's related statements of operations, retained earnings, and cash flows for the year then ended. The basis of WPC's September 18, 1996 advice to Registrant is more fully set forth in WPC's letter to Registrant dated September 20, 1996 and delivered to Mr. Huttoe, on behalf of Registrant on or about that date, a copy of which is included herewith, and hereby incorporated by reference.

         On or about September 25, 1996, David M. Goldstein, Esq., believed by Registrant's present management to have been counsel for Registrant at the time, formally notified WPC that its services as Registrant's Independent Certifying Accountant was no longer required. Upon information and belief, Registrant's present management believes that Mr. Goldstein was instructed to advise WPC by Registrant's then Chief Executive Officer and one of Registrant's two (2) directors, Charles O. Huttoe.

         On September 21, 1996, Registrant under the direction and control of Mr. Huttoe, was caused to appoint M. S. Finkel & Co., CPA, purportedly as Independent Certifying Accountant to replace WPC. In connection with such appointment, on or about September 30, 1996, Registrant filed a Report on Form 8-K with the Securities and Exchange Commission ("SEC"), disclosing the change of Registrant's accountants and stating that there had been no disagreements with WPC "on any matters of accounting principals or practices, financial statement disclosure or auditing scope or procedure or any reportable events". The September 30, 1996 Form 8-K disclosure was incorrect and as mentioned above there were disagreements between WPC and Registrant. As a result of, and in connection with the replacement of WPC by M.S. Finkel & Co., WPC was dismissed as Registrants certifying accountants effective September 21, 1996.

         M. S. Finkel & Co. prepared Registrant's balance sheet as of February 29, 1996 and Registrant's related statements of operations, shareholders equity, and cash flows for the year then ended, which were included in Registrant's Form 10-KSB filed with the SEC on or about September 24, 1996.

         On or about October 4, 1996, the SEC issued a Formal Order of Investigation (See Item 5 hereof). On or about October 10, 1996, Registrant, by action of Mr. Huttoe and Maria Iacovelli, purportedly engaged the services of Feldman, Radin & Co., P.C. Registrant has been unsuccessful in its attempts to contact M.S. Finkel & Co., and as a result, does not know whether there were any disagreements between Mr. Huttoe and M. S. Finkel & Co., and/or Registrant and M.S. Finkel & Co., regarding any accounting issues. On October 18, 1996, Mr. Kenneth Walther, then President of Registrant (see Items 5 and 6 below), in a press release issued by Registrant, stated that Feldman, Radin & Co., P.C. had been engaged to re-audit the financial statements included in Registrant's Form 10-KSB for the period ended February 29, 1996 because Registrant lacked confidence in such financial statements, which were prepared and purportedly subjected to an audit by M.S. Finkel & Co. Registrant is unaware of any action undertaken in connection with Registrant by Feldman, Radin & Co., P.C. as a result of the aforementioned appointment.

         On November 6, 1996, Registrant reached agreement with WPC to re-engage WPC as Registrant's Independent Certifying Accountants to: 1) complete its audit of the balance sheet of Registrant as of February 29, 1996 and the related statements of operations, stockholders' equity, and cash flows for the year then ended, including the expanded scope of such audit as indicated in WPC's letter to Registrant dated September 20, 1996; 2) render consulting services and advice to Registrant, and in particular, advice regarding Registrants periodic filings in 1996; and 3) audit Registrant's balance sheet as of February 28, 1997, and the related statements of operations, stockholders' equity, and cash flows for the year then ended.

         As a result of the foregoing, on November 7, 1996, Registrant informed Feldman Radin & Co., P.C. that Registrant had decided to re-engage its former auditors to complete its accounting requirements. There was no disagreement between Registrant and Feldman, Radin & Co., with respect to any accounting issues. A copy of this Form 8- K will be provided to Feldman Radin & Co. Nothing in connection with Registrant's re-engagement of WPC and termination of a relationship, if any, with Feldman, Radin & Co., P.C., should be viewed as casting any aspersions on Feldman, Radin & Co. P.C.

         ITEM 5.  Other Events

         a.  Forms S-8

         On or about September 24, 1996, Registrant, as a result of instructions from Mr. Huttoe, filed approximately 16 registration statements on Forms S-8 with the SEC with respect to a total of approximately 39,577,538 shares of Registrant's common stock. Each of the Forms S-8 caused to be filed with the SEC by Mr. Huttoe, reflected that the shares of Registrant's common stock referred to in the respective Forms S-8 were issued to the recipient as compensation for services rendered to Registrant. Registrant, as of the date of this report, does not have sufficient information available to it to determine, among other things, the exact nature or extent of the services, if any, rendered to Registrant by the persons named in the aforementioned Forms S-8, whether those services, if any, were actually rendered, or the value, fair market or otherwise, of the services, if any, rendered to Registrant by the recipient of the shares named in the Forms S-8 as the recipient. However, in certain cases, Registrant has determined that certain shares of Registrant's common stock referred to in the Forms S-8 were not issued for services rendered to Registrant, certain shares were issued for cash payments to Registrant, and certain shares may have been issued to nominees of Mr. Huttoe. Registrant's new management is conducting an inquiry regarding, among other things, the facts surrounding the Forms S-8 and Mr. Huttoe's actions with respect thereto. Registrant has also commenced efforts to determine the property of the issuance of such shares and whether any of the aforementioned shares or the value thereof, can be recovered by Registrant.

         b.      Prior Periodic Reports.

         On or about September 24, 1996, Registrant filed with the SEC, Registrant's Form 10-KSB for the year ended February 29, 1996, and Registrant's Form 10-QSB for the quarterly period ended May 31, 1996. Registrant lacks confidence in the financial information and other disclosures in both of those period reports and has retained the services of accountants (see Item 4 hereof), new counsel and others to investigate and determine the facts and recommend remedial steps, if any, and if appropriate.

         c.      SEC Investigation

         On or about October 4, 1996, the SEC issued a private formal order of investigation concerning Registrant, the various filings made by it with the SEC, trading in Registrant's securities, and the actions of Mr. Huttoe with respect thereto. Registrant has and continues to voluntarily and actively cooperated with the SEC in connection with its investigation.

         d.      SEC Ordered Suspension of Trading

         On October 7, 1996, the SEC temporarily suspended trading in Registrant's securities for a period of fourteen (14) days. In its press release regarding the suspensions, the SEC stated:

                 "The Commission [SEC] ordered this trading suspension because of questions raised as to the adequacy and accuracy of publicly-disseminated information concerning, among other things: (1) SOE's [Registrant] reported financial condition; (2) the existence and value of services rendered to SOE in exchange for stock issued by SOE;
         (3) whether stock was issued by SOE to consultants without registration; (4) the reasons for changes in SOE's independent accountants; and (5) SOE's sales of its video teleconferencing products. The Commission determined that the public interest and the protection of investors requires a suspension of trading in SOE securities."

         As noted in this Form 8-K, Registrant's current management has taken various steps to investigate and resolve these issues.

         e.      New Management

         Registrant's present management has been advised that on October 10, 1996, Mr. Huttoe and Ms. Iacovelli as Registrant's Board of Directors, among other things, appointed Walther and David Bruggeman as directors of Registrant, elected Mr. Walther as Chief Executive Officer of Registrant to replace Mr. Huttoe who was either going to resign from such capacity with Registrant or taking an administrative leave of absence from association with Registrant and appointed new accountants (see Item 4, hereof). Registrant's present management also has been advised that on that same day, October 10, 1996, Mr. Huttoe advised Registrant that he would resign as a director of Registrant and Ms. Iacovelli advised Registrant that she resigned as Registrant's corporate secretary and director.

         Apparently, Mr. Huttoe did not formally resign as director of Registrant on October 10, 1996. On October 24, 1996, Mr. Huttoe approved and accepted the appointment of new directors of Registrant, including David Bruggeman, Thomas G. Clines, Kathleen S. Connell, Michael P. Hegarty, William
H. Sullivan and Kenneth W. Walther. On October 30, 1996, Mr. Huttoe confirmed in writing to Registrant that he resigned as a director of Registrant.

         By letter dated October 31, 1996, Mr. Bruggeman, Registrant's Vice President of Product Management, declined appointment to Registrant's Board of Directors. By letter dated November 4, 1996, Mr. Khan confirmed that he declined appointment to Registrant's Board of Directors.

         On November 1, 1996, Registrant's Board of Directors, consisting of five (5) directors - Thomas G. Clines, Kathleen S. Connell, Michael P. Hegarty, William A. Sullivan and Kenneth Walther, among other things, elected Ms. Connell as Chairperson of the Board of Directors, accepted the resignation of Mr. Walther as President and Chief Executive Officer of Registrant, elected Mr. Thomas G. Clines as President and Chief Executive Officer of Registrant, determined to re-engage WPC as Registrant's Certifying Accountant (see Item 4 hereof) and confirmed Mr. Huttoe's resignation as an officer and director of Registrant.

         f.      SEC Complaint

         On November 7, 1996, the SEC filed a Complaint and, among other things, a Motion for Temporary Restraining Order naming, among others, Mr. Huttoe, his wife, mother, other entities and Registrant as defendants. A Copy of the SEC's Complaint (without exhibits) is included herewith. The SEC's Complaint, among other things, seeks to enjoin the various defendants from a variety of activities and further seeks monetary disgorgement and monetary penalties from Mr. Huttoe and others but not Registrant. The SEC's action was filed in the United States District Court for the District of Columbia (Civil Action No. CV 96 02543 GK).

         On November 7, 1996, after a hearing on the SEC's motion for temporary restraining order, the Court granted the SEC's motion. A copy of the Court's Order is included herewith. As can be seen by the SEC's complaint and the Court's Order, the SEC does not seek monetary penalties or sanctions from Registrant.


         ITEM 6. Resignations of Registrant's Directors.

         Registrant believes that on October 10, 1996, Mr. Huttoe announced that he would resign as a director of Registrant (see Item 5) and that Ms. Iacovelli did resign as a director of Registrant. Mr. Huttoe provided Registrant with a written resignation dated October 30, 1996.


     ITEM 7.   Financial Statements and Exhibits.


     (c)  Exhibits

          Exhibit No.    Document Description
          -----------    --------------------

            99.1 Letter from Weinberg, Pershes & Company, P.A., dated September 20, 1996.

            99.2         Complaint filed in Civil Action no. CV 96 02543 GK,

                         pending in the United States District Court for the District of Columbia and styled SECURITIES AND EXCHANGE COMMISSION V. CHARLES O. HUTTOE, HUTTOE & ASSOCIATES, INC., WORD CORPORATION, NATIONAL TRADING SERVICES, INC., KAREN PURVIS, TAMMY JO PERKINS, JOSEPHINE BROOKS, SGA GOLDSTAR RESEARCH INC., THEODORE
                         R. MELCHER, JR., SHANNON B. TERRY, SYSTEMS OF EXCELLENCE, INC., APLHA SECURITIES, LTD. AND DUNBAR HOLDINGS, LTD.

            99.3 Order Granting Plaintiff's Request for Temporary Restraining Order, Asset Freeze, and other Relief, entered in Civil Action No. 96-02543 GK, pending in the United States District Court for the District of Columbia.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYSTEMS OF EXCELLENCE, INC.



                                        By:  /s/ TOM CLINES
                                             -----------------------------------
                                             Tom Clines, President

Date: November 15, 1996.




                                EXHIBIT INDEX

Exhibit No.         Document Description
-----------         --------------------
   99.1             Letter from Weinberg, Pershes & Company, P.A., dated
                    September 20, 1996.

   99.2 Complaint filed in Civil Action no. CV 96 02543 GK, pending in the United States District Court for the District of Columbia and styled SECURITIES AND EXCHANGE COMMISSION V.
                    CHARLES O. HUTTOE, HUTTOE & ASSOCIATES, INC., WORD
                    CORPORATION, NATIONAL TRADING SERVICES, INC., KAREN PURVIS,
                    TAMMY JO PERKINS, JOSEPHINE BROOKS, SGA GOLDSTAR RESEARCH
                    INC., THEODORE R. MELCHER, JR., SHANNON B. TERRY, SYSTEMS
                    OF EXCELLENCE, INC., APLHA  SECURITIES, LTD. AND DUNBAR
                    HOLDINGS, LTD.

   99.3             Order Granting Plaintiff's Request for Temporary
                    Restraining Order, Asset Freeze, and other Relief, entered in Civil Action No. 96-02543 GK, pending in the United
                    States District Court for the District of Columbia.